SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 4, 2003

Date of Report

DOLE FOOD COMPANY, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

1-4455	99-0035300

(Commission File No.)	(IRS Employer Identification Number)

One Dole Drive
Westlake Village, California 91362

(Address of Principal Executive Offices)

(818) 879-6600

(Registrant’s Telephone Number, Including Area Code)

Item 5. OTHER EVENTS

     On March 4, 2003, Dole Food Company, Inc. (the “Company”) issued a press release announcing its intent to offer $375 million of senior notes and the intent of its new proposed holding company, DHM Holding Company, Inc., to offer $75 million of senior notes, in each case in transactions exempt from the registration requirements of the Securities Act of 1933, as amended.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference and the descriptions herein of such press release are qualified in their entirety by reference to the press release. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(c)	Exhibits

Exhibit
Number	Description

99.1	Press Release of Dole Food Company, Inc., dated March 4, 2003

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 4, 2003

DOLE FOOD COMPANY, INC.

By:	/s/ YOON HUGH Yoon Hugh Corporate Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Dole Food Company, Inc., dated March 4, 2003

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